UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2013

Bottomline Technologies (de), Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire 03801

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth below in Item 2.01 is hereby incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On August 20, 2013, Bottomline Technologies (de), Inc., (the “Company”) entered into, through a UK subsidiary, a Share Purchase Agreement (the “ Sterci Purchase Agreement”) with SF21 SA (“Sterci”), a Swiss corporation. Pursuant to the terms of the Sterci Purchase Agreement, the Company acquired the outstanding share capital of Sterci for a cash payment of approximately $120.2 million (excluding the impact of cash acquired which is estimated to be approximately $16.6 million) based on current exchange rates.

The foregoing description of the Sterci Purchase Agreement is qualified in its entirety by reference to the Sterci Purchase Agreement filed hereto as Exhibit 2.1 and incorporated by reference into this Item 1.01.

Item 8.01.	Other Events

On August 20, 2013, the Company entered into, through a UK subsidiary, a Share Purchase Agreement with Simplex GTP Limited (“Simplex”) to acquire the outstanding share capital of Simplex, a UK based corporation, for a cash payment of approximately $5.4 million based on current exchange rates.

The parties currently expect to complete the Simplex acquisition in the next month, subject to certain Simplex shareholder approvals and other customary closing conditions.

The Company’s press release announcing these acquisitions is filed hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The financial statements required by this Item 9.01(a) are not included in this initial report on Form 8-K. The financial statements will be filed by an amendment to this report within the time period specified in the instructions to Item 9.01 of Form 8-K.

(b)	Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is not included in this initial report on Form 8-K. The pro forma financial information will be filed by an amendment to this report within the time period specified in the instructions to Item 9.01 of Form 8-K.

(d)	Exhibits

Please see attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

Date: August 20, 2013	By:	/s/ Eric K. Morgan
Eric K. Morgan
Vice President, Global Controller

EXHIBIT INDEX

Exhibit No.	Description

2.1*+	Sale and Purchase Agreement, dated as of August 20, 2013, by and between Bottomline Technologies (de), Inc. and SF21 SA.

99.1	Press Release dated August 20, 2013

*	Schedules (and similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally copies of any of the omitted schedules (or similar attachments) to the Securities and Exchange Commission (the “SEC”) upon request.
+	Indicates confidential treatment requested as to certain portions, which portions were omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.